Summary Prospectus May 19, 2020

Six Circles® Global Bond Fund

Ticker:     CGLBX

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus and other information about the Fund, including the Statement of Additional Information, online at www.sixcirclesfunds.com/literature. You can also get this information at no cost by calling collect at 1-212-464-2070 or by sending an e-mail request to managed.solutions.ir@jpmorgan.com. The Fund’s Prospectus and Statement of Additional Information, both dated May 19, 2020, are incorporated by reference into this Summary Prospectus.

Beginning on February 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Six Circles Funds’ shareholder reports will no longer be sent by mail unless you specifically request paper copies of the reports from a Fund. Instead, the reports will be made available on the Funds’ website (www.sixcirclesfunds.com/literature), and you or your J.P. Morgan representative, as applicable, will be notified by mail each time a report is posted and provided with a website link to access the report. If you already elected to receive shareholder reports electronically, or otherwise, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from a Fund by contacting your J.P. Morgan representative or by calling us collect at 1-212-464-2070. You may elect to receive all future reports in paper free of charge. You can inform the Funds that you wish to continue receiving paper copies of your shareholder reports by contacting your J.P. Morgan representative or by calling us collect at 1-212-464-2070. Your election to receive reports in paper will apply to all Six Circles Funds.

What is the goal of the Fund?

The Fund seeks to provide total return.

Fees and Expenses of the Fund

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

ANNUAL FUND OPERATING EXPENSES (Expenses that you pay each year as a percentage of the value of your investment)
Management Fees[1,2]	0.25%

Distribution (Rule 12b-1) Fees	NONE

Other Expenses[3]	0.17%

Total Annual Fund Operating Expenses	0.42%

Fee Waivers and Expense Reimbursements[1,2]	(0.17%)

Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursement[1,2]	0.25%

1

The Fund’s adviser, J.P. Morgan Private Investments Inc. (“JPMPI”) and/or its affiliates have contractually agreed through at least 05/31/2021 to waive any management fees that exceed the aggregate management fees the adviser is contractually required to pay the Fund’s sub-advisers. Thereafter, this waiver will continue for subsequent one year terms unless terminated in accordance with its terms. JPMPI may terminate the waiver, under its terms, effective upon the end of the then-current term, by providing at least ninety (90) days prior written notice to the Six Circles Trust. The waiver may not otherwise be terminated by JPMPI without the consent of the Board of Trustees of the Six Circles Trust, which consent will not be unreasonably withheld. Such waivers are not subject to reimbursement by the Fund.

2

Additionally, the Fund’s adviser has contractually agreed through at least 05/31/2021 to reimburse expenses to the extent Total Annual Fund Operating Expenses (excluding acquired fund fees and expenses, if any, dividend and interest expenses related to short sales, brokerage fees, interest on borrowings, taxes, expenses related to litigation and potential litigation, and extraordinary expenses) exceed 0.40% of the average daily net assets of the Fund (the “Expense Cap”). An expense reimbursement by the Fund’s adviser is subject to repayment by the Fund only to the extent it can be made within thirty-six months following the date of such reimbursement by the adviser. Repayment must be limited to amounts that would not cause the Fund’s operating expenses (taking into account any reimbursements by the adviser and repayments by the Fund) to exceed the Expense Cap in effect at the time of the reimbursement by the adviser or at the time of repayment by the Fund. This expense reimbursement is in effect through 05/31/2021, at which time the adviser and/or its affiliates will determine whether to renew or revise it.

3	“Other Expenses” are based on estimated amounts for the current fiscal year.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses are equal to the total annual fund operating expenses after fee waivers and expense reimbursements shown in the fee table through 05/31/2021 and total annual fund operating expenses thereafter. Your actual costs may be higher or lower.

WHETHER OR NOT YOU SELL YOUR SHARES, YOUR COST WOULD BE:

	1 Year	3 Years

SHARES ($)	26	118

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. As the Fund is new, it does not have any portfolio turnover as of the date of this prospectus.

MAY 19, 2020	1

What are the Fund’s main investment strategies?

The Fund is designed to provide total return by actively investing mainly in a global portfolio of investment grade fixed income securities with varying maturities. The Fund’s portfolio will consist of a variety of strategies providing exposures mainly across government, corporate and securitized credit fixed income sectors.

Under normal circumstances, the Fund will invest at least 80% of its net assets (plus borrowings) in fixed income securities and other related instruments with similar economic characteristics. Generally, such bonds will have varying maturities. As part of this investment strategy, the Fund will invest in some or all of the following: debt securities of corporate issuers, obligations of governments, government agencies or instrumentalities, including U.S. Treasury securities (including Separate Trading of Registered Interest and Principal of Securities (“STRIPS”)), securities issued or guaranteed by the U.S. government or its agencies and instrumentalities, securities issued or guaranteed by supranational organizations, securities issued or guaranteed by foreign governments, asset-backed, mortgage-related and mortgage-backed securities (“MBS”) (residential or commercial) (and which may include “to be announced” (“TBA”) transactions), and other debt securities. Mortgage-related and MBS may be structured as collateralized mortgage obligations (“CMOs”) (agency and non-agency), stripped MBS (mortgage securities split into interest-only and principal only securities), commercial mortgage-backed securities (“CMBS”), or mortgage pass-through securities (interests in securities representing pools of mortgages). These securities may be structured such that payments consist of interest-only, principal-only or principal and interest. The instruments in which the Fund invests may pay fixed, variable, or floating interest rates and may consist of zero-coupon securities, convertible securities, inflation-indexed bonds, repurchase agreements, privately-issued (Rule 144A) securities, structured notes, collateralized loan obligations (“CLOs”), loan participations, loan assignments and other securities and instruments bearing fixed or variable interest rates. As part of its principal investment strategy, the Fund may invest in fixed and floating rate debt securities issued in developed and emerging markets. These securities may include debt securities issued by governments and their agencies, state and provincial governmental entities, supranational organizations, corporations, and banks. The Fund may also invest in foreign securities, including emerging market securities, that are U.S. dollar denominated or non-U.S. dollar denominated, and the Fund may seek to hedge such securities’ currency exposure to the U.S. dollar. The Fund may also invest in other investment companies, such as open-end, closed-end and exchange-traded funds, and other pooled investment vehicles, which may include private funds.

For purposes of the 80% investment policy, the Fund will treat an investment in derivatives as an investment in the securities underlying such derivatives and will value such derivatives at market value. The Fund will provide shareholders with at least 60 days’ prior notice of any change to its 80% investment policy.

Under normal circumstances, the Fund will invest in a number of different countries around the world, with the portfolio as a whole economically tied to at least four countries, including the United States; however, the Fund may invest a substantial part of its assets in just one country and is not required to allocate its investments in any set percentages in any particular countries.

The Fund has broad flexibility to invest in a wide variety of debt securities and instruments of any maturity and will not be managed to a target duration or average weighted maturity.

Most of the Fund’s investments will be investment grade at the time of investment, although up to 20% of the Fund’s total assets may be invested in below investment grade securities (commonly known as “high yield securities” or “junk bonds”). The Fund’s investment grade investments will at the time of investment: (i) carry a long-term rating of Baa3, BBB–, or BBB– or higher by any of Moody’s Investors Service Inc. (“Moody’s”), Standard & Poor’s Corporation (“S&P”), and Fitch Ratings (“Fitch”), respectively, or the equivalent by another nationally recognized statistical rating organization (“NRSRO”); (ii) carry a short-term rating of P-2, A-2 or F2 or higher by any of Moody’s, S&P, or Fitch, respectively, or the equivalent by another NRSRO; or (iii) if such investments are unrated, be deemed by a Sub-Adviser (as defined below) to be of comparable quality at the time of investment. Below investment grade securities generally offer a higher yield than investment grade securities, but involve a high degree of risk. A security’s quality is determined at the time of purchase and securities that are rated investment grade or the unrated equivalent may be downgraded or decline in credit quality such that subsequently they would be deemed to be below investment grade.

The Fund has flexibility to invest in derivatives and may use such instruments to manage duration, credit quality, and currency risk and/or as substitutes for securities and other instruments in which the Fund can invest. A derivative is an instrument that has a value based on another instrument, exchange rate or index. The Fund may use futures, swaps, forward contracts, foreign exchange instruments (spot and forward), options (including options on swaps), and structured notes, as well as repurchase agreements and reverse repurchase agreements, in connection with its principal strategies in certain market conditions in order to hedge various investments, for risk management purposes, as a substitute for securities and other instruments in which the Fund can invest or to increase income or gain to the Fund. The Fund may also use currency-related transactions involving

2	SIX CIRCLES® FUNDS

currency derivatives as part of its investment strategy to hedge currency risk.

The Fund is classified as a “non-diversified” fund under the Investment Company Act of 1940, as amended. A non-diversified fund is permitted (but is not required) to invest a higher percentage of its assets in the securities of fewer issuers. Due to the nature of the investments in which the Fund is seeking to invest, at times a significant portion of the issuers of the investments in the Fund’s portfolio may be in the financial services sector.

The Fund will likely engage in active and frequent trading. The frequency with which the Fund buys and sells securities will vary from year to year, depending on market conditions.

J.P. Morgan Private Investments Inc., the Fund’s investment adviser (“JPMPI” or the “Adviser”) constructs the Fund’s portfolio by allocating the Fund’s assets among fixed income exposures and investment strategies managed by one or more sub-advisers retained by the Adviser (each a “Sub-Adviser”). Additionally, the Sub-Advisers may in turn allocate to one or more additional sub-advisers (each a “Sub-Sub-Advisers”) a portion of the assets allocated to them by the Adviser. Certain references herein to the Sub-Adviser may also include a Sub-Sub-Adviser, as the context requires.

In allocating the assets of the Fund, the Adviser will generally make strategic and tactical allocation decisions by directing shifts in allocations among the various fixed income exposures and investment strategies managed by the Sub-Advisers that target risk profiles and investment exposures across the global government, global corporate, and global securitized fixed income universe. The Adviser will periodically review and determine the allocations among the fixed income exposures and investment strategies and may make changes to these allocations when it believes it is beneficial to the Fund. The Adviser may, in its discretion, add to, delete from or modify the categories of fixed income exposures and investment strategies employed by the Fund, or add other fixed income exposures and investment strategies, including active strategies, managed by the Sub-Advisers. In making allocations among such fixed income exposures and investment strategies and/or in changing the categories of fixed income exposures and investment strategies employed by the Fund, the Adviser expects to take into account the investment goals of the broader investment programs administered by the Adviser or its affiliates, for whose use the Fund is exclusively designed. As such, the Fund may perform differently from a similar fund that is managed without regard to such broader investment programs.

Each Sub-Adviser may use both its own proprietary and external research and securities selection process to manage its allocated portion of the Fund’s assets. The Adviser is responsible for determining the amount of Fund assets allocated to each Sub-Adviser. The Sub-Advisers are responsible for determining the amount of Fund assets allocated to each Sub-Sub-Adviser. The Adviser currently allocates Fund assets to the following Sub-Advisers: BlackRock Investment Management, LLC (“BlackRock”), Pacific Investment Management Company LLC (“PIMCO”) and PGIM, Inc. (“PGIM”). BlackRock currently allocates assets to BlackRock International Limited (“BIL”) and BlackRock (Singapore) Limited (“BSL”), while PGIM currently allocates assets to PGIM Limited (“PGIML”). The Adviser may adjust allocations to the Sub-Advisers or make recommendations to the Board of Trustees of the Six Circles Trust (the “Board”) with respect to the hiring, termination or replacement of a Sub-Adviser. As such, the identity of the Fund’s Sub-Advisers, the investment strategies they pursue and the portion of the Fund allocated to them, may change over time. Each Sub-Adviser is responsible for deciding which securities to purchase and sell for its respective portion of the Fund and for placing orders for the Fund’s transactions. However, the Adviser reserves the right to instruct Sub-Advisers as needed on certain Fund transactions and manage a portion of the Fund’s portfolio directly, including without limitation, for portfolio hedging, to temporarily adjust the Fund’s overall market exposure or to temporarily manage assets as a result of a Sub-Adviser’s resignation or removal. Below is a summary of each current Sub-Adviser’s investment approach.

BlackRock

With respect to its allocated portion of the Fund, BlackRock (together with BIL and BSL) will use an approach that seeks to achieve and/or enhance the performance of various segments of one or more public global bond indexes. These segments, which are selected by the Adviser to implement the Adviser’s on-going strategic and tactical investment decisions for the Fund, represent different components of the fixed income universe, such as segments representing various geographies, industries, security types (e.g, government securities or asset-backed securities), credit ratings or maturities. BlackRock (together with BIL and BSL) will reallocate among segments as instructed by the Adviser.

PGIM

With respect to its allocated portion of the Fund, PGIM (together with PGIML) will actively manage two components of the Fund’s investment strategy. In the first component PGIM (together with PGIML) will invest primarily in government bonds, interest rate securities and derivatives. In the second component PGIM (together with PGIML) will invest primarily in corporate, credit intensive bonds and credit derivatives.

MAY 19, 2020	3

PIMCO

With respect to its allocated portion of the Fund, PIMCO will actively invest mainly in a portfolio of securitized debt, interest rate derivatives, and derivatives tied to securitized debt (including covered bonds, MBS, asset-backed securities, CMBS, and CLOs).

The Fund’s Main Investment Risks

An investment in this Fund or any other fund is not designed to be a complete investment program. It is intended to be part of a broader investment program administered by the Adviser or its affiliates. The performance and objectives of the Fund should be evaluated only in the context of your complete investment program. The Fund is managed to take into account the investment goals of the broader investment program and therefore changes in value of the Fund may be particularly pronounced and the Fund may underperform a similar fund managed without consideration of the broader investment program. The Fund is NOT designed to be used as a stand-alone investment.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency.

You could lose money investing in the Fund.

The Fund is subject to the main risks noted below, any of which may adversely affect the Fund’s performance and ability to meet its investment objective.

General Market Risk. Economies and financial markets throughout the world are becoming increasingly interconnected, which increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions. Securities in the Fund’s portfolio may underperform in comparison to securities in general financial markets, a particular financial market or other asset classes, due to a number of factors, including inflation (or expectations for inflation), deflation (or expectations for deflation), interest rates, global demand for particular products or resources, market instability, debt crises and downgrades, embargoes, tariffs, sanctions and other trade barriers, regulatory events, other governmental trade or market control programs, and related geopolitical events. In addition, the value of the Fund’s investments may be negatively affected by the occurrence of global events such as war, terrorism, environmental disasters, natural disasters or events, country instability, and infectious disease epidemics or pandemics.

For example, the outbreak of COVID-19, a novel coronavirus disease, has negatively affected economies, markets and individual companies throughout the world, including those in which the Fund invests. The effects of this pandemic on public health and business and market conditions may continue to have a significant negative impact on the performance of the Fund’s investments, increase the Fund’s volatility, exacerbate pre-existing political, social and economic risks to the Fund, and negatively impact broad segments of businesses and populations. The Fund’s operations may be interrupted as a result, which may contribute to the negative impact on investment performance. In addition, governments, their regulatory agencies, or self-regulatory organizations may take actions in response to the pandemic that affect the instruments in which the Fund invests, or the issuers of such instruments, in ways that could have a significant negative impact on the Fund’s investment performance. The full impact of the COVID-19 pandemic, or other future epidemics or pandemics, is currently unknown.

Interest Rate Risk. The Fund’s investments in bonds and other debt securities will change in value based on changes in interest rates. If rates increase, the value of these investments generally declines. Securities with greater interest rate sensitivity and longer maturities generally are subject to greater fluctuations in value. The Fund may invest in variable and floating rate securities. Although these instruments are generally less sensitive to interest rate changes than fixed rate instruments, the value of variable and floating rate securities may decline if their interest rates do not rise as quickly, or as much, as general interest rates. The Fund may face a heightened level of interest rate risk in a rising interest rate environment. Interest rates in the United States have been historically low, and the risk that interest rates may increase may currently be greater than the likelihood they will decline or remain unchanged.

Credit Risk. The Fund’s investments are subject to the risk that issuers and/or counterparties will fail to make payments when due or default completely. If an issuer’s or counterparty’s financial condition worsens, their credit quality may deteriorate. Prices of the Fund’s investments may be adversely affected if any of the issuers or counterparties it is invested in are subject to an actual or perceived deterioration in their credit quality. Credit spreads may increase, which may reduce the market values of the Fund’s securities. Credit spread risk is the risk that economic and market conditions or any actual or perceived credit deterioration may lead to an increase in the credit spreads (i.e., the difference in yield between two securities of similar maturity but different credit quality) and a decline in price of the issuer’s securities.

4	SIX CIRCLES® FUNDS

Debt Securities and Other Callable Securities Risk. As part of its main investment strategy, the Fund invests in debt securities. The issuers of these securities and other callable securities may be able to repay principal in advance, especially when interest rates fall. Changes in prepayment rates can affect the return on investment and yield of these securities. When debt obligations are prepaid and when securities are called, the Fund may have to reinvest in securities with a lower yield. The Fund also may fail to recover additional amounts (i.e., premiums) paid for securities with higher interest rates, resulting in an unexpected capital loss.

Government Securities Risk. The Fund may invest in securities issued or guaranteed by the U.S. government or its agencies and instrumentalities (such as securities issued by the Government National Mortgage Association (“Ginnie Mae”), the Federal National Mortgage Association (“Fannie Mae”), or the Federal Home Loan Mortgage Corporation (“Freddie Mac”)). U.S. government securities are subject to market risk, interest rate risk and credit risk. Securities, such as those issued or guaranteed by Ginnie Mae or the U.S. Treasury, that are backed by the full faith and credit of the United States are guaranteed only as to the timely payment of interest and principal when held to maturity and the market prices for such securities will fluctuate. Notwithstanding that these securities are backed by the full faith and credit of the United States, circumstances could arise that would prevent the payment of interest or principal. This would result in losses to the Fund. Securities issued or guaranteed by U.S. government-related organizations, such as Fannie Mae and Freddie Mac, are not backed by the full faith and credit of the U.S. government and no assurance can be given that the U.S. government will provide financial support. Therefore, U.S. government-related organizations may not have the funds to meet their payment obligations in the future.

Foreign Securities and Emerging Markets Risk. Investments in foreign issuers and foreign securities (including depositary receipts) are subject to additional risks, including political and economic risks, civil conflicts and war, greater volatility, expropriation and nationalization risks, sanctions or other measures by the United States or other governments, currency fluctuations, higher transaction costs, delayed settlement, possible foreign controls on investment, and less stringent investor protection and disclosure standards of foreign markets. The securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. If foreign securities are denominated and traded in a foreign currency, the value of the Fund’s foreign holdings can be affected by currency exchange rates and exchange control regulations. In certain markets where securities and other instruments are not traded “delivery versus payment,” the Fund may not receive timely payment for securities or other instruments it has delivered or receive delivery of securities paid for and may be subject to increased risk that the counterparty will fail to make payments or delivery when due or default completely. Events and evolving conditions in certain economies or markets may alter the risks associated with investments tied to countries or regions that historically were perceived as comparatively stable becoming riskier and more volatile. These risks are magnified in countries in “emerging markets.” Emerging market countries typically have less-established economies than developed countries and may face greater social, economic, regulatory and political uncertainties. In addition, emerging markets typically present greater illiquidity and price volatility concerns due to smaller or limited local capital markets and greater difficulty in determining market valuations of securities due to limited public information on issuers.

Sovereign Obligations Risk. The Fund may invest in securities issued by or guaranteed by sovereign governments, which may be unable or unwilling to repay principal or interest when due. In times of economic uncertainty in the country at issue, the prices of these securities may be more volatile than those of corporate debt obligations or of other government debt obligations. These securities are also subject to Foreign Securities and Emerging Markets Risk.

Income Risk. The Fund’s income may decline when interest rates fall because the Fund may hold a significant portion of short duration securities and/or securities that have floating or variable interest rates. The Fund’s income may decline because the Fund invests in lower yielding bonds, as bonds in its portfolio mature, are near maturity or are called, or when the Fund needs to purchase additional bonds.

Prepayment Risk. The issuer of certain securities may repay principal in advance, especially when yields fall. Changes in the rate at which prepayments occur can affect the return on investment of these securities. When debt obligations are prepaid or when securities are called, the Fund may have to reinvest in securities with a lower yield. The Fund also may fail to recover additional amounts (i.e., premiums) paid for securities with higher coupons, resulting in an unexpected capital loss.

Derivatives Risk. Derivatives, including futures, options, swaps and forward contracts, may be riskier than other types of investments and may increase the volatility of the Fund. Derivatives may be sensitive to changes in economic and market conditions and may create leverage, which could result in losses that significantly exceed the Fund’s original investment. Derivatives are subject to liquidity risk because the liquidity of derivatives is often based on the liquidity of the

MAY 19, 2020	5

underlying instruments. In addition, the possible lack of a liquid secondary market for derivatives and the resulting inability of the Fund to sell or otherwise close a derivatives position could expose the Fund to losses and could make derivatives more difficult for the Fund to value accurately. Certain derivatives expose the Fund to counterparty risk, which is the risk that the derivative counterparty will not fulfill its contractual obligations (and includes credit risk associated with the counterparty). Certain derivatives are synthetic instruments that attempt to replicate the performance of certain reference assets. With regard to such derivatives, the Fund does not have a claim on the reference assets and is subject to enhanced counterparty risk. Derivatives may not perform as expected, so the Fund may not realize the intended benefits. When used for hedging, the change in value of a derivative may not correlate as expected with the security or other risk being hedged. In addition, given their complexity, derivatives expose the Fund to risks of mispricing or improper valuation.

Counterparty Risk. The Fund may have exposure to the credit risk of counterparties with which it deals in connection with the investment of its assets, whether engaged in exchange-traded or off-exchange transactions or through brokers, dealers, custodians and exchanges through which it engages. In addition, many protections afforded to cleared transactions, such as the security afforded by transacting through a clearing house, might not be available in connection with over-the-counter (“OTC”) transactions. Therefore, in those instances in which the Fund enters into OTC transactions, the account will be subject to the risk that its direct counterparty will not perform its obligations under the transactions and will sustain losses.

Liquidity Risk. The Fund may make investments that are illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difficult to value. The liquidity of portfolio securities can deteriorate rapidly due to credit events affecting issuers or guarantors, such as a credit rating downgrade, or due to general market conditions or a lack of willing buyers. An inability to sell one or more portfolio positions, or selling such positions at an unfavorable time and/or under unfavorable conditions, can increase the volatility of the Fund’s net asset value (“NAV”) per share. Liquidity risk may also refer to the risk that the Fund will not be able to pay redemption proceeds within the allowable time period because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. Liquidity risk may be the result of, among other things, the reduced number and capacity of traditional market participants to make a market in fixed income securities or the lack of an active market. The potential for liquidity risk may be magnified by a rising interest rate environment or other circumstances where investor redemptions from money market and other fixed income mutual funds may be higher than normal, potentially causing increased supply in the market due to selling activity.

Mortgage-Related and Other Asset-Backed Securities Risk. Mortgage-related and asset-backed securities, including certain municipal housing authority obligations, collateralized loan obligations and collateralized debt obligations, are subject to certain other risks. The value of these securities will be influenced by the factors affecting the housing market or the other assets underlying such securities. As a result, during periods of declining asset values, difficult or frozen credit markets, significant changes in interest rates, or deteriorating economic conditions, mortgage-related and asset-backed securities may decline in value, face valuation difficulties, become more volatile and/or become illiquid. These securities are also subject to prepayment and call risk. In periods of declining interest rates, the Fund may be subject to contraction risk which is the risk that borrowers will increase the rate at which they prepay the maturity value of mortgages and other obligations. When mortgages and other obligations are prepaid and when securities are called, the Fund may have to reinvest in securities with a lower yield or fail to recover additional amounts (i.e., premiums) paid for securities with higher interest rates, resulting in an unexpected capital loss and/or a decrease in the amount of dividends and yield. In periods of rising interest rates, the Fund may be subject to extension risk which is the risk that the expected maturity of an obligation will lengthen in duration due to a decrease in prepayments. As a result, in certain interest rate environments, the Fund may exhibit additional volatility.

U.S. Treasury Obligations Risk. U.S. Treasury obligations may differ from other securities in their interest rates, maturities,

times of issuance and other characteristics and may provide relatively lower returns than those of other securities. Similar to other issuers, changes to the financial condition or credit rating of the U.S. government may cause the value of the Fund’s U.S. Treasury obligations to decline.

Currency Risk. Changes in foreign currency exchange rates will affect the value of the Fund’s securities and the price of the Fund’s shares. Generally, when the value of the U.S. dollar rises relative to a foreign currency, an investment impacted by that currency loses value because that currency is worth less in U.S. dollars. Currency exchange rates may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates. Devaluation of a currency by a country’s government or banking authority also will have a significant impact on the value of any investments denominated in that currency. Currency markets generally are not as regulated as securities markets, may be riskier than other types of investments and may increase the volatility of the Fund.

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Although the Fund may attempt to hedge its currency exposure into the U.S. dollar, it may not be successful in reducing the effects of currency fluctuations. The Fund may also hedge from one foreign currency to another. In addition, the Fund’s use of currency hedging may not be successful and the use of such strategies may lower the Fund’s potential returns.

High Yield Securities Risk. The Fund may invest in securities that are issued by issuers that are highly leveraged, less creditworthy or financially distressed. These investments (known as junk bonds) are considered to be speculative and are subject to greater risk of loss, greater sensitivity to economic changes, valuation difficulties and potential illiquidity.

Zero-Coupon Bond Risk. The market value of a zero-coupon bond is generally more volatile than the market value of other fixed income securities with similar maturities that pay interest periodically.

LIBOR Discontinuance or Unavailability Risk. The London InterBank Offered Rate (“LIBOR”) is intended to represent the rate at which contributing banks may obtain short-term borrowings from each other in the London interbank market. The regulatory authority that oversees financial services firms and financial markets in the U.K. has announced that, after the end of 2021, it would no longer persuade or compel contributing banks to make rate submissions for purposes of determining the LIBOR rate. As a result, it is possible that commencing in 2022, LIBOR may no longer be available or no longer deemed an appropriate reference rate upon which to determine the interest rate on, or impacting, certain loans, notes, derivatives and other instruments or investments comprising some or all of a Fund’s portfolio. In light of this eventuality, public and private sector industry initiatives are currently underway to identify new or alternative reference rates to be used in place of LIBOR. There is no assurance that the composition or characteristics of any such alternative reference rate will be similar to or produce the same value or economic equivalence as LIBOR or that it will have the same volume or liquidity as did LIBOR prior to its discontinuance or unavailability, which may affect the value or liquidity or return on certain of a Fund’s investments and result in costs incurred in connection with closing out positions and entering into new trades. These risks may also apply with respect to changes in connection with other interbank offering rates (e.g., Euribor) and a wide range of other index levels, rates and values that are treated as “benchmarks” and are the subject of recent regulatory reform.

Restricted and Privately-Placed Securities Risk. Restricted securities are securities that cannot be offered for public resale unless registered under the applicable securities laws or that have a contractual restriction that prohibits or limits their resale. Restricted securities include private placement securities that have not been registered under the applicable securities laws, such as Rule 144A securities, and securities of U.S. and non-U.S. issuers that are issued pursuant to Regulation S. Private placements are generally subject to strict restrictions on resale. Restricted securities may not be listed on an exchange and may have no active trading market. Restricted securities may be illiquid. The Fund may be unable to sell a restricted security on short notice or may be able to sell them only at a price below current value. It may be more difficult to determine a market value for a restricted security. Also, the Fund may get only limited information about the issuer of a restricted security, so it may be less able to predict a loss. In addition, if Fund management receives material non-public information about the issuer, the Fund may as a result be unable to sell the securities. Certain restricted securities may involve a high degree of business and financial risk and may result in substantial losses.

Repurchase Agreement Risk. Repurchase agreements involve some risk to the Fund that the counterparty does not meet its obligation under the agreement.

Floating and Variable Rate Securities Risk. Floating and variable rate securities provide for a periodic adjustment in the interest rate paid on the securities. The rate adjustment intervals may be regular and range from daily up to annually, or may be based on an event, such as a change in the prime rate. Floating and variable rate securities may be subject to greater liquidity risk than other debt securities, meaning that there may be limitations on the Fund’s ability to sell the securities at any given time. Such securities may also lose value.

Exchange-Traded Fund (“ETF”) and Investment Company Risk. The Fund may invest in shares of other investment companies and ETFs. Shareholders bear both their proportionate share of the Fund’s expenses and similar expenses of the underlying investment company or ETF when the Fund invests in shares of another investment company or ETF. The Fund is subject to the risks associated with the ETF’s or investment company’s investments. ETFs, investment companies and other investment vehicles that invest in commodities or currencies are subject to the risks associated with direct investments in commodities or currencies. The price and movement of an ETF or closed-end fund designed to track an index may not track the index and may result in a loss. In addition, closed-end funds that trade on an exchange often trade at a price below their net asset value (also known as a discount). Certain ETFs or closed-end funds traded on exchanges may be thinly-traded and experience large spreads between the “ask” price quoted by a seller and the “bid” price offered by a buyer.

Structured Notes Risk. Structured notes are subject to interest rate risk and credit risk. The price of structured notes may be very volatile, and such notes may have a limited trading market,

MAY 19, 2020	7

making it difficult to value them or sell them at an acceptable price. The payments on a structured note may vary based on changes in one or more specified reference instruments, such as a floating interest rate compared to a fixed interest rate, the exchange rates between two currencies, one or more securities or a securities index. A structured note may be positively or negatively indexed. For example, its principal amount and/or interest rate may increase or decrease if the value of the reference instrument increases, depending upon the terms of the instrument. If the underlying investment or index does not perform as anticipated, the structured note might pay less interest than the stated coupon payment or repay less principal upon maturity.

To-Be-Announced (“TBA”) Transactions Risk. TBA purchase commitments involve a risk of loss if the value of the securities to be purchased declines prior to the settlement date or if the counterparty does not deliver the securities as promised. Selling a TBA involves a risk of loss if the value of the securities to be sold goes up prior to settlement date. TBA transactions involve counterparty risk. Default or bankruptcy of a counterparty to a TBA transaction would expose the Fund to potential loss and could affect the Fund’s returns.

Industry and Sector Focus Risk. At times the Fund may increase the relative emphasis of its investments in a particular industry or sector. The prices of securities of issuers in a particular industry or sector may be more susceptible to fluctuations due to changes in economic or business conditions, government regulations, availability of basic resources or supplies, or other events that affect that industry or sector more than securities of issuers in other industries and sectors. To the extent that the Fund increases the relative emphasis of its investments in a particular industry or sector, its shares’ values may fluctuate in response to events affecting that industry or sector.

Financial Services Sector Risk. The Fund may invest a significant portion of its assets in the financial services sector at various times. As a result, developments affecting the financial services sector may have a disproportionate impact on the Fund. These risks generally include interest rate risk, credit risk and risk associated with regulatory changes in the financial services sector. The profitability of banks and other financial services firms depends largely on the availability and cost of funds, which can change depending on economic conditions.

Geographic Focus Risk. The Fund may focus its investments in one or more regions or small groups of countries. As a result, the Fund’s performance may be subject to greater volatility than a less geographically focused fund.

High Portfolio Turnover Risk. The Fund will likely engage in active and frequent trading leading to increased portfolio turnover,

higher transaction costs, and the possibility of increased capital gains, including short-term capital gains that will generally be taxable to shareholders as ordinary income.

Management Risk. The Fund is subject to management risk. Each Sub-Adviser and its portfolio managers will utilize a proprietary investment process, techniques and risk analyses in making investment decisions for its allocated portion of the Fund, but there can be no guarantee that these decisions will produce the desired results. For example, BlackRock or the Fund may fail to achieve or enhance the performance of the fixed income index segments selected by the Adviser. In addition, legislative, regulatory, or tax developments may affect the investment techniques available to the Sub-Advisers in connection with managing their respective allocated portions of the Fund and may also adversely affect the ability of the Fund to achieve its investment objective.

Allocation Risk. The Fund’s ability to achieve its investment objective depends upon the Adviser’s ability to select the optimum mix of underlying exposures in light of market conditions. There is a risk that the Adviser’s evaluations and assumptions regarding the index components and the indexed investment strategies may be incorrect in view of actual market conditions.

Multi-Manager Risk. The Fund’s performance depends on the skill of the Adviser in selecting, overseeing, and allocating Fund assets to the Sub-Advisers. The Sub-Advisers’ investment styles may not always be complementary. The Sub-Advisers operate independently (e.g., make investment decisions independently of one another), and may make decisions that conflict with each other. For example, it is possible that a Sub-Adviser may purchase a security for the Fund at the same time that another Sub-Adviser sells the same security, resulting in higher transaction costs without accomplishing any net investment result; or that several Sub-Advisers purchase the same security at the same time, without aggregating their transactions, resulting in higher transaction costs. The Fund’s Sub-Advisers may underperform the market generally, underperform other investment managers that could have been selected for the Fund and/or underperform private investment funds with similar strategies managed by the Sub-Advisers. Subject to the overall supervision of the Fund’s investment program by the Fund’s Adviser, each Sub-Adviser is responsible, with respect to the portion of the Fund’s assets it manages, for compliance with the Fund’s investment strategies and applicable law.

Collateralized Loan Obligations Risk. Collateralized loan obligations (“CLOs”) are securities backed by an underlying portfolio of loan obligations. CLOs issue classes or “tranches” that vary in risk and yield and may experience substantial losses due to actual defaults, decrease in market value due to collateral defaults and removal of subordinate tranches, market

8	SIX CIRCLES® FUNDS

anticipation of defaults and investor aversion to CLO securities as a class. The risks of investing in CLOs depend largely on the tranche invested in and the type of the underlying debts and loans in the tranche of the CLO in which the Fund invests. CLOs also carry risks including, but not limited to, interest rate risk and credit risk. For example, a liquidity crisis in the credit markets could cause substantial fluctuations in prices for leveraged loans and limited liquidity for such instrument. When the Fund invests in CLOs, in addition to directly bearing the expenses associated with its own operations, it may bear a pro rata portion of the CLO’s expenses.

Non-Diversified Fund Risk. Since the Fund is non-diversified, it may invest a greater percentage of its assets in a particular issuer or group of issuers than a diversified fund would. This increased investment in fewer issuers may result in the Fund’s shares being more sensitive to economic results among those issuing the securities.

The Fund’s Past Performance

The Fund has not operated for a full calendar year as of the date of this prospectus. Once the Fund has operated for at least one calendar year, a bar chart and performance table will be included in the prospectus to show the performance of the Fund. When such information is included, this section will provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance history from year to year and showing how the Fund’s average annual total returns compare with those of a broad measure of market performance. Although past performance of the Fund is no guarantee of how it will perform in the future, historical performance may give you some indication of the risks of investing in the Fund.

Management

Investment Adviser

J.P. Morgan Private Investments Inc.

Portfolio Manager	Managed Fund Since	Primary Title with Investment Adviser
Richard Madigan	Inception	Managing Director and Chief Investment Officer
Jeffrey Gaffney	Inception	Executive Director
Michael Gray	Inception	Managing Director

Sub-Advisers and Sub-Sub-Advisers

The Adviser currently intends to allocate Fund assets for each investment strategy to the following Sub-Advisers (which in turn currently intend to allocate assets to their respective

Sub-Sub-Advisers), which allocations may be adjusted at any time: BlackRock, PIMCO and PGIM are the current Sub-Advisers to the Fund and BIL, BSL and PGIML are the current Sub-Sub-Advisers to the Fund.

BlackRock, BIL and BSL

Portfolio Manager	Managed Fund Since	Primary Title with Sub-Adviser
Scott Radell	Inception	Managing Director
Joel Silva	Inception	Director
Sid Swaminathan	Inception	Managing Director

PIMCO

Portfolio Manager	Managed Fund Since	Primary Title with Sub-Adviser
Daniel H. Hyman	Inception	Managing Director

PGIM and PGIML

Portfolio Manager	Managed Fund Since	Primary Title with Sub-Adviser
Steven Kellner	Inception	Managing Director
Edward Farley	Inception	Managing Director
Robert Tipp	Inception	Managing Director
Matthew Angelucci	Inception	Principal

Purchase and Sale of Fund Shares

The Fund is designed exclusively for investors participating in investment advisory programs or trusts (each, a “JPM Program”) managed by JPMorgan Chase Bank, N.A., J.P. Morgan Private Investments Inc. or one of their affiliates. Fund shares may only be purchased through a JPM Program by a JPM Program representative acting on your behalf. Fund shares may be purchased or redeemed on any business day. For purposes of this prospectus, commingled investment vehicles advised by the Adviser or its affiliates, which are only available to clients of the Adviser or its affiliates, are considered to be participating in a JPM Program and are therefore eligible to invest in the Fund.

Tax Information

The Fund intends to make distributions that may be taxed as ordinary income or capital gains, except when an investor’s investment is in an IRA, 401(k) plan or other tax-advantaged investment plan, in which case the investor may be subject to federal income tax upon withdrawal from the tax-advantaged investment plan.

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SPRO-6CGB-2020